UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Koss Corporation
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KOSS CORPORATION

4129 NORTH PORT WASHINGTON AVENUE

Milwaukee, Wisconsin  53212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

October 16, 2024

The Annual Meeting of Shareholders of Koss Corporation (“Koss” or the “Company”) will be held on Wednesday, October 16, 2024, at 8:00 a.m. Central Time. The Annual Meeting will be an entirely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KOSS2024, where you will be able to listen to the meeting live, submit questions and vote online. You are cordially invited to attend.

The Annual Meeting is being held for the following purposes:

1.to elect five (5) directors from among the nominees described in the Proxy Statement accompanying this notice;

2.to approve, on a non-binding advisory basis, compensation paid to our Named Executive Officers;

3.to ratify the appointment of WIPFLI, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2025; and

4.to transact such other business as may properly be brought before the annual meeting.

Only stockholders of record at the close of business on August 26, 2024, will be entitled to notice of, and to vote their shares at, the annual meeting. Information regarding the matters to be considered and voted upon at the Annual Meeting is set forth in the Proxy Statement accompanying this notice.

In order to assist us in preparing for the Annual Meeting, we urge you to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage.

By Order of the Board of Directors

/s/ Kim M. Schulte

Kim M. Schulte, Secretary

Milwaukee, Wisconsin
August 30, 2024

KOSS CORPORATION

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

October 16, 2024

_______________

INTRODUCTION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (“Koss” or the “Company”) for use at the Company’s 2024 Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

Date, Time and Location.  The Meeting will be held on Wednesday, October 16, 2024, at 8:00 a.m. Central Time. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KOSS2024, where you will be able to listen to the meeting live, submit questions and vote online. You are cordially invited to attend.

Purposes of the Meeting.  At the Meeting, stockholders will consider and vote upon the following: (i) to elect five (5) directors for one-year terms; (ii) to approve, on a non-binding advisory basis, executive compensation paid to our Named Executive Officers; (iii) to ratify the appointment of WIPFLI, LLP (“WIPFLI”) as the independent registered public accounting firm for the fiscal year ending June 30, 2025; and (iv) to transact such other business as may properly be brought before the Meeting.

Proxy Solicitation.  The Board of Directors is soliciting the stockholders’ proxies, the cost of which will be borne by the Company. Proxies will be solicited primarily by mail and may be made by directors, officers and employees personally or by telephone. The Company will reimburse brokerage firms, custodians and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners. Proxy statements, annual reports, and proxies will be mailed to stockholders on or around September 6, 2024.

Quorum and Voting Information.  Only stockholders of record of the Company’s common stock (the “Common Stock”) at the close of business on August 26, 2024 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 9,299,795 shares of Common Stock, each of which is entitled to one vote per share. A quorum of stockholders is necessary to take action at the Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. Abstentions will be treated as shares of Common Stock that are present and entitled to vote at the meeting and are therefore counted to determine a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

The five nominees receiving the greatest number of votes cast in person or by proxy at the Meeting will be elected directors of the Company. The vote required to approve, by non-binding advisory basis, the compensation paid to our Named Executive Officers, to recommend to ratify the appointment of WIPFLI as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2025, and to approve any other matter to be presented at the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter.  Abstentions will have no effect on the election of directors and will have the same effect as votes “against” approval, by non-binding advisory basis, on the compensation paid to our Named Executive Officers, and the ratification of WIPFLI as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025.

A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that item and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum. Broker non-votes will not be treated as votes cast on the election of directors and will not be treated as votes entitled to be cast thereon with respect to approval, by non-binding advisory basis, on the compensation paid to our Named Executive Officers, each of which is a “non-routine” matter, and, therefore, will have no effect on the vote required for approval of such proposals. The ratification of the appointment of WIPFLI as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025, is considered a “routine” matter. Therefore, even if your broker does not receive voting instructions from you, your broker is entitled (but not required) to vote your shares on this proposal.

Stockholders do not have cumulative voting rights.

Proxies and Revocation of Proxies.  A proxy in the accompanying form that is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. In the event that any matter not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby (the “Proxyholders”) to vote on such matter in their discretion. At the present time, the Company knows of no other matters that are to come before the Meeting. See “TRANSACTION OF OTHER BUSINESS.”  If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted “FOR” the election of all nominees for director named in this Proxy Statement, “FOR” approval of the advisory resolution on the compensation paid to our Named Executive Officers, and “FOR” the ratification of WIPFLI as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting online.

Annual Report.  The Company’s Annual Report to Stockholders, which includes the Company’s audited financial statements for the year ended June 30, 2024, although not a part of this Proxy Statement, is delivered herewith.

Submission of Future Stockholder Proposals and Nominations. Under certain conditions, stockholders may request that we include a proposal or director nomination at a forthcoming meeting of our stockholders in the proxy materials of the Company for such meeting. Under Exchange Act Rule 14a-8, any stockholder desiring to present a proposal to take action at the 2025 annual meeting of stockholders and include such proposal in our proxy materials must ensure that we receive the proposal, to be eligible for inclusion in our proxy statement, at our principal executive offices at 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212 no later than May 2, 2025.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 16, 2025.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on October 16, 2024

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card

are available at www.koss.com.

PROPOSAL 1.  ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors on the Board of Directors of the Company (the “Board”) will be no fewer than four and no greater than twelve. We had five directors during fiscal year 2024 and will elect five directors for fiscal year 2025. The five nominees that receive the most votes will be elected to serve on our Board for the next year.

Information as to the Nominees

The following identifies the nominees for the five director positions and provides information as to their business experience for the past five years. Each nominee is presently a director of the Company:

Thomas L. Doerr, 80, has been a director of the Company since 1987 and was elected Lead Director in 2015. In 1972, Mr. Doerr co-founded Leeson Electric Corporation and served as its President and Chief Executive Officer until 1982. The company manufactures industrial electric motors. In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Mr. Doerr brings a wealth of entrepreneurial experience to the Board including a hands-on understanding of strategy development, operations, and finance. Mr. Doerr has been directly involved in all aspects of his businesses including operations, distribution, purchasing, finance, and quality control.

Michael J. Koss, 70, has held various positions at the Company since 1976 and has been a director of the Company since 1985. He was elected President and Chief Operating Officer of the Company in 1987, Chief Executive Officer in 1991, Vice-Chairman in 1998 and Chairman in 2015. Mr. Koss brings to the Board intimate knowledge of the Company’s daily operations as the Company’s Chief Executive Officer. In addition, Mr. Koss’s extensive senior leadership experience in various positions gives him a broad understanding of the types of operational, financial, and strategic issues that affect the Company. He has been the driving force behind the Company’s new product development. Mr. Koss concluded his service term as a director of STRATTEC Security Corporation during fiscal year 2024.

Steven A. Leveen, 69, has been a director of the Company since 2015. Mr. Leveen is the founder of the America the Bilingual Project and co-founder and board member of the Levenger Company, having been Chief Executive Officer of Levenger from 1987 to 2014. He was a 2015 Fellow in the Advanced Leadership Initiative at Harvard and a 2016 Fellow of the Distinguished Career Institute at Stanford. He has served on the boards of the National Book Foundation, Conscious Capitalism, Inc. and the International Education Board of YPO. Mr. Leveen brings a wealth of experience including direct marketing, strategy development, technology, and consumer goods branding.

William J. Sweasy, 71, has been a director of the Company since 2015. Mr. Sweasy is Chairman of Red Wing Shoe Co., which is a multi-facility manufacturer and retailer of purpose-built footwear, setting the standard of excellence for work boots. Mr. Sweasy adds valuable experience to the Board in the areas of executive leadership, large international company experience and a diverse background in strategy development, operational management, financial oversight, and consumer goods experience.

Lenore E. Lillie, 65, has been a director of the Company since 2022. Until her retirement from Koss Corporation in 2021, Ms. Lillie held a variety of positions at the Company since 1985, and most recently, Vice President, Operations. Ms. Lillie brings to the board a broad experience in supply chain management, Asian contract manufacturing, domestic manufacturing, cost control, inventory management, pricing strategies, product development, product life cycles, shipping, and quality. Ms. Lillie adds valuable familiarity with the daily operations of the Company, including personnel issues, strategic planning, supply chain challenges, and cost challenges.

Board Diversity Matrix

The table below provides certain information regarding the diversity of the Company’s Board of Directors as of the date of this report, as self-identified and reported by each director. This information is being provided in accordance with Nasdaq’s board diversity rules:

Board Diversity Matrix (As of August 30, 2024)
			Total

Total Number of Directors			5

	Female	Male
Part I: Gender Identity
Directors	1	4	5
Part II: Demographic Background
White	1	4	5

Experience, Qualifications, Attributes and Skills

The Company believes that each director nominee possesses the following experience, qualifications, attributes and skills, in addition to those reflected above, as these are required of all candidates nominated for election or reelection to the Board:

•The highest level of personal and professional ethics, integrity and values;

•An inquiring and independent mind;

•Practical wisdom and mature judgment;

•Broad training and experience at the policy-making level in business, finance and accounting, or technology;

•Expertise that is useful to Koss and complementary to the background and experience of other Board members, so that an optimal balance and diversity of Board members can be achieved and maintained;

•Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•Commitment to serve on the Board for several years to develop knowledge about Koss’s business;

•Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

•Involvement only in activities or interests that do not conflict with the director’s responsibilities to Koss and its stockholders.

The Company expects that the “Koss Family” (Michael J. Koss, John Koss, Jr., and Michael J. Koss, Jr. and their affiliates), along with the members of the Board of Directors, who account for in the aggregate 4,174,598 shares of Common Stock outstanding as of the Record Date, will vote “for” the election of all nominees named above to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES

NAMED ABOVE TO THE BOARD OF DIRECTORS.

Board Leadership Structure

The current Chairman of our Board and Chief Executive Officer is Mr. Michael J. Koss. The Company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. Our bylaws permit these positions to be held by the same person, and the Board believes that it is in the best interests of the Company to retain flexibility in determining whether to separate or combine the roles of Chairman and Chief Executive Officer based on our circumstances. The Board has determined that it is appropriate for Mr. Koss to serve as both Chairman and Chief Executive Officer because combining the roles of Chairman and Chief Executive Officer: (1) enhances the alignment between the Board and management in strategic planning and execution as well as operational matters, (2) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (3) streamlines board process in order to conserve time for the consideration of the important matters the Board needs to address. Further, three of our four current non-executive Board members have been deemed to be independent by our Board; therefore, we believe our Board structure provides sufficient independent oversight of our management. The Board has designated Mr. Doerr as lead independent director.

Board Committees

The Board has appointed the following standing committees for auditing and accounting matters, executive compensation, and Board nominations. Each member of these committees is an “independent director” as defined in Nasdaq Listing Rule 5605(a)(2).

Audit Committee.  The Audit Committee, which was composed of Mr. Doerr, Mr. Leveen, who was appointed to the Audit Committee by the Board on October 16, 2023, and Mr. Sweasy during the fiscal year ended June 30, 2024, reviews and evaluates the effectiveness of the Company’s financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent registered public accounting firm and by the Company’s internal accounting staff.  The Board has determined that Mr. Doerr is an “Audit Committee Financial Expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”). The Audit Committee met four times during the fiscal year ended June 30, 2024. The independent registered public accounting firm was present at all of these meetings to discuss their audit scope, the results of their audit and quarterly reviews. For more information about the Audit Committee meetings, see the “Audit Committee Report.”  The Audit Committee is governed by a written charter, which was amended in fiscal year 2019 and approved and adopted by the Board. The amended charter is available on the Company's website.

Compensation Committee.  The Compensation Committee, which was composed of Mr. Doerr, Mr. Leveen, and Mr. Sweasy during the fiscal year ended June 30, 2024, has responsibility for reviewing and recommending compensation for all employees whose annual salaries exceed $150,000. The Chief Executive Officer assists the Compensation Committee with the review of compensation, which is determined based on a qualitative and quantitative review of the performance of the employee and the performance of the Company, as well as peer company data. The Compensation Committee does not use any outside consultants to make compensation decisions and retains ultimate decision-making authority for all executive pay matters. The Compensation Committee met one time during the fiscal year ended June 30, 2024. The Company’s Koss Corporation 2023 Equity Incentive Plan (the “Plan”), which was approved by the Board as well as the stockholders at the Company’s 2023 Annual Meeting, is administered by the Compensation Committee. Subject to the express provisions of the Plan, the Committee has complete authority to (i) designate individuals to whom benefits are granted and when; (ii) prescribe the terms and conditions of benefits granted; (iii) construe and interpret the Plan; (iv) promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) exercise discretion to make any and all other determinations which it deems to be necessary or advisable for the administration of the Plan.  The Compensation Committee is governed by a written charter, which was amended in fiscal year 2022 and approved and adopted by the Board. The charter is available on the Company's website.

Nominating Committee and Director Nomination Process.  The Nominating Committee, which was composed of Mr. Doerr, Mr. Leveen, and Mr. Sweasy during the fiscal year ended June 30, 2024, has responsibility for overseeing the director nomination process and for identifying and evaluating potential candidates and recommending candidates to the Board for nomination. The Nominating Committee did not meet during fiscal year 2024 but acted by written consent. When the Board considers additional or replacement members, all candidates are evaluated by the Nominating Committee on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity and their experience with and understanding of the business environment. With respect to minimum qualifications of candidates, the Nominating Committee will consider candidates who have the experiences, skills, and characteristics necessary to gain a basic understanding of the principal operational and financial objectives and plans of the Company, the results of operations and financial condition of the Company, and the relative standing of the Company and its business segments in relation to its competitors.  The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Secretary, c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212 and include the following information: (i) name and address of the stockholder making the recommendation; (ii) name and address of the candidate; and (iii) pertinent biographical information about the candidate.  Any nominees in support of which stockholders intend to solicit proxy must be submitted by the deadline described in the Introduction section of this Proxy Statement. The Nominating Committee does not currently have a written charter. The Board nominations are presented to and approved by the full Board.

The Nominating Committee does not have a formal diversity policy with respect to the Board, but it reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board of Directors, taking into account the then-existing composition of the Board of Directors and such other factors as the Nominating Committee deems appropriate. With respect to diversity, certain of our directors have strong technical backgrounds that are relevant to our industry; other directors have a background in management. We believe that the backgrounds and skills of our directors bring a diverse range of experience, opinions, and perspectives to the Board.

Risk Oversight

While our management is responsible for assessing and managing the risks to the Company, our Board takes an active role, as a whole and also at the committee level, in overseeing the material risks facing the Company, including operational, financial, legal and regulatory, strategic and reputational risks. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy. Our Board committees also regularly engage in risk assessment as a part of their regular function. The Audit Committee discusses with management and our independent registered accounting firm the Company’s major financial risk exposures, and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating Committee manages risks associated with corporate governance, including risks associated with the independence of the Board and reviews risks associated with potential conflicts of interest affecting directors and executive officers of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks. The Board regularly engages in discussion of financial, legal, technological, economic, and other risks. Because overseeing risk is an ongoing process that is inherent in the Company’s strategic decisions, our Board discusses risk throughout the year at other meetings in relation to specific proposed actions. Additionally, our Board exercises its risk oversight function in approving the annual budget and in reviewing the Company’s long-range strategic and financial plans with management.

Attendance at Board and Committee Meetings

During the fiscal year ended June 30, 2024, the Board held four meetings. Each director attended 100% of the aggregate of (i) all meetings of the Board, plus (ii) all meetings of the committees on which he or she served during the periods that he or she served.

Attendance at Annual Meetings

The Company's policy is that absent extraordinary circumstances, each member of the Board shall attend each annual stockholder meeting. Mr. Michael J. Koss, Mr. Doerr, Mr. Leveen, Mr. Sweasy and Ms. Lillie attended last year’s virtual annual meeting held on October 16, 2023.

Independence of the Board

Each of Mr. Doerr, Mr. Leveen, and Mr. Sweasy, is “independent” as such term is defined in Nasdaq Listing Rule 5605(a)(2). These independent directors constitute a majority of the Board, as required under Nasdaq Listing Rule 5605(b)(1). Ms. Lillie is not considered independent under the Nasdaq listing rules due to her employment by the company within the past three years.

Communications with the Board

Stockholders may communicate with the Board, individually or as a group, by sending written communications to: Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212. Stockholders may also communicate with members of the Board by telephone (414) 964-5000 or facsimile (414) 964-8615. If any correspondence is addressed to the Board or to a member of the Board, that correspondence is forwarded directly to the Board or a member of the Board.

Code of Ethics

The Code of Ethics for the Company’s directors, officers and employees was attached as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, and is available on the Company’s website. In the event that the Company amends any of the provisions of, or grants a waiver under, the Code of Ethics that requires disclosure under the applicable law or SEC rules, it intends to disclose such amendment or waiver on its website.

Executive Officers

Information is provided below with respect to the executive officers of the Company. Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

			Current Position
Name	Age	Positions Held	Held Since
Michael J. Koss (1)	70	President, Chief Executive Officer	1987 (Chief Executive Officer since 1991)
Kim M. Schulte (2)	58	Chief Financial Officer	2021
John C. Koss, Jr. (1)	67	Vice President — Sales	1988
Michael J. Koss, Jr. (1)	40	Vice President — Marketing and Product	2016

(1)Michael J. Koss is a brother of John Koss Jr. and father to Michael J. Koss Jr.

(2)Prior to her time with the Company, Ms. Schulte held the position of Director of Commercial Finance and Americas Controllership at Regal Rexnord for the prior three years.

Beneficial Ownership of Company Securities

The following table sets forth, as of August 26, 2024, the number of shares of Common Stock beneficially owned (as defined under applicable regulations of the SEC) and the percentage of such shares to the total number of shares outstanding, for all director nominees, for each executive officer named in the Summary Compensation Table (see “Summary Compensation Table”), for all directors and executive officers as a group and for each person and each group of persons who, to the knowledge of the Company as of August 26, 2024, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

	Number of	Percent of
	Shares	Outstanding
	Beneficially	Common
Name and Business Address (1)	Owned (2)	Stock (3)
Thomas L. Doerr	—	*
Michael J. Koss (4)	4,018,410	42.48%
Steven A. Leveen	10,000	*
Lenore E. Lillie	—	*
William J. Sweasy	30,000	*
John C. Koss, Jr. (5)	345,176	3.68%
Kim M. Schulte	—	*

All directors and executive officers as a group (8 persons) (6)	4,494,598	46.72%
Restated Koss Voting Trust (7)	2,696,634	28.03%

(*)   Denotes beneficial ownership of less than 1%.

(1)Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2)Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of August 26, 2024.

(3)All percentages shown in the above table are based on 9,299,795 shares outstanding and entitled to vote on August 1, 2024, plus (for Michael J. Koss, John C. Koss, Jr., Michael J. Koss, Jr., and for all directors and executive officers as a group) the respective number of options exercisable within 60 days of August 1, 2024. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of August 26, 2024.

(4)Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss: (i) 3,483,541 shares owned directly or by reason of family relationships, including 2,696,634 shares held directly in Mr. Koss’ capacity as voting trustee of a voting trust (the “Voting Trust”) established pursuant to the Restatement of the Koss Voting Trust Agreement, dated March 23, 2022 (the “Voting Trust Agreement”); (ii) 157,801 shares by reason of the allocation of those shares to his account under the Koss Corporation Employee Stock Ownership Plan (“KESOT”) and his ability to vote such shares; (iii) 217,068 shares held by the Koss Foundation, of which he is an officer; and (iv) 160,000 shares with respect to which he holds options which are exercisable within 60 days of August 26, 2024.

(5)Includes the following shares which are deemed to be “beneficially owned” by John C. Koss, Jr.: (i) 196,028 shares owned directly or by reason of family relationships, (ii) 74,148 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; and (iii) 75,000 shares with respect to which he holds options which are exercisable within 60 days of August 26, 2024.

(6)Includes the shares which are deemed to be beneficially owned by Thomas L. Doerr, Michael J. Koss, Steven A. Leveen, Lenore E. Lillie, William J. Sweasy, John C. Koss Jr., Kim M. Schulte and Michael J. Koss, Jr.

(7)The sole voting trustee of the Restated Koss Voting Trust is Michael J. Koss. The term of the Koss Family Trust is indefinite. Under the Voting Trust Agreement, the trustee holds full voting and shared dispositive power over the shares held by the Voting Trust. All of the 2,696,634 shares held by the Voting Trust are included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (4) above).

SUMMARY COMPENSATION TABLE

The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal year ended June 30, 2024, for (i) the Chairman of the Board and Chief Executive Officer (“CEO”) of the Company, and (ii) our two most highly compensated executive officers other than the individual who served as our Principal Executive Officer during fiscal 2024 (collectively, including the CEO, the “Named Executive Officers”).

			Non-Equity
			Incentive Plan	All Other
		Salary	Compensation	Compensation
Name & Principal Position	Year	($)	($) (1)	($)		Total ($)
Michael J. Koss	2024	325,000	—	58,817	(2)	383,817
Chairman of the Board and CEO	2023	325,000	333,529	45,038	(2)	703,567
	2022	325,000	48,994	42,735	(2)	416,729

John C. Koss, Jr.	2024	241,008	21,240	38,332	(3)	300,580
Vice President — Sales	2023	241,008	620	43,614	(3)	285,242
	2022	241,008	1,120	39,936	(3)	282,064

Kim M. Schulte	2024	220,000	40,000	15,687	(4)	275,687
Chief Financial Officer	2023	220,000	36,000	15,788	(4)	271,788

(1)Michael J. Koss received performance awards based on the Company’s pre-tax earnings for the year. John C. Koss, Jr. received performance awards based upon the Company’s sales. Kim M. Schulte received performance awards based on the accomplishment of specific goals that are not dependent upon measurable financial metrics.

(2)Michael J. Koss received $7,563 in fiscal 2024 and $6,844 in fiscal 2023 in Company matching contributions under the Company’s 401(k) Plan. Car related expenses were paid by the Company for Michael J. Koss in the amount of $1,716 in fiscal 2024 and $2,632 in fiscal 2023, and premiums were paid by the Company for life insurance in the amount of $16,071 in fiscal 2024 and $15,102 in fiscal 2023. Premiums for supplemental medical care reimbursement were paid by the Company in the amount of $12,348 in fiscal 2024 and $11,904 in fiscal 2023. Premiums paid by the Company for disability insurance were $8,146 in each of fiscal 2024 and 2023. Michael also received $12,563 related to a true-up of incentive compensation earned in prior years.

(3)John C. Koss, Jr. received $6,992 in fiscal 2024 and $6,356 in fiscal 2023 in Company matching contributions under the Company’s 401(k) Plan. Car leases and related expenses were paid by the Company for John C. Koss, Jr. in the amount of $9,818 in fiscal 2024 and $13,736 in fiscal 2023, and premiums for life insurance were paid by the Company in the amount of $8,764 in fiscal 2024 and $8,389 in fiscal 2023. Premiums for supplemental medical care reimbursement were paid by the Company in the amount of $12,348 in fiscal 2024 and $16,476 in fiscal 2023.

(4)Kim M. Schulte received $7,563 in fiscal 2024 and $8,162 in fiscal 2023 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount of $1,445 in fiscal 2024 and $1,450 in fiscal 2023. Premiums for supplemental medical care reimbursement were paid by the Company in the amount of $6,207 in fiscal 2024 and $5,766 in fiscal 2023.

The Company has not entered into any employment agreements, severance agreements or change in control arrangements with any of its executive officers.

Other Benefit Plans

The Company has certain benefit plans and arrangements which are available to the Named Executive Officers including the following:

•Supplemental Medical Care Reimbursement Plan. Each officer of the Company is covered by a medical care insurance plan for medical expenses incurred that are not covered under the group health insurance.

•Employee Stock Ownership Plan. In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities. The KESOT is qualified under Section 401(a) of the Internal Revenue Code and Michael J. Koss and Kim M. Schulte currently serve as members of the KESOT Committee. All full-time employees with at least six months of uninterrupted service with the Company are eligible to participate in the KESOT. Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant’s compensation bears to total compensation of all participants and are immediately vested. Accounts are adjusted each year to reflect the investment experience of the trust. Voting rights for all shares are passed through to the participant for whose account such shares are allocated and must be voted by the Trustees in accordance with the participants’ direction. The KESOT was amended and restated effective July 1, 2023, with no material changes except for those required by applicable laws. As of June 30, 2024, the KESOT held 309,135 shares of Common Stock (3.32% of the total number of shares outstanding).

•Stock Option Plans. As of July 25, 2022, the Prior Plan expired. The 2023 Plan was approved by the shareholders at the 2023 Annual Meeting of Stockholders and superseded and replaced the Prior Plan. Concurrently with the adoption of the 2023 Plan, the Board terminated the Prior Plan. Any awards outstanding under the Prior Plan on the date of stockholder approval of the 2023 Equity Incentive Plan remain subject to and will be paid under the Prior Plan, and any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are canceled or forfeited for any reason without issuance of shares automatically become available for issuance under the 2023 Plan.

The purposes of the 2023 Plan are to enhance our ability to attract and retain highly-competent employees, consultants, and directors, and to motivate those service providers to serve the Company and to expend maximum effort to improve our business results and earnings, by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success of the Company.

The Compensation Committee of the Board of Directors administers the 2023 Plan and provides for the granting of various stock-based incentive awards to eligible participants, primarily officers and certain key employees of the Company. 2,000,000 shares of common stock were authorized for issuance under the 2023 Plan, plus any shares subject to awards remaining outstanding under the 2012 Plan that expired or are otherwise forfeited, canceled, or terminated. The Company’s Board of Directors will determine the terms and conditions under which an option will become exercisable but expects that stock options granted under the 2023 Plan will vest over a three-to-five-year period from the date of grant. An option will expire no more than ten years from its grant date, with the exception of incentive stock options held by a 10% stockholder, which will expire no more than five years from the grant date. As with the 2012 Plan, pursuant to the 2023 Plan, new shares will be issued upon exercise of stock options. As of June 30, 2024, no stock-based awards have been granted under the 2023 Plan.

•Supplemental Executive Retirement Plan. The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Michael J. Koss to receive annual cash compensation following his retirement from the Company (“Retirement Payments”) in an amount equal to 2% of the base salary of Michael J. Koss, multiplied by his number of years of service to the Company (for example, if Michael J. Koss worked 25 years, then he would be entitled to receive 50% of his base salary). The base salary shall be calculated using the average base salary of Michael J. Koss during the three years preceding his retirement. The Retirement Payments are to be paid to Michael J. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death. The Company has a deferred compensation liability of $2,093,124 and $1,997,120 recorded as of June 30, 2024 and 2023, respectively, for this arrangement.

•Profit Sharing Plan. Every quarter of each fiscal year, the Company sets aside a percentage of any operating profits and distributes it to all employees (except Michael J. Koss, John C. Koss, Jr., and Kim M. Schulte) based on their hourly rate of pay. All full-time Koss employees (except Michael J. Koss, John C. Koss, Jr., and Kim M. Schulte) are eligible for profit sharing if they have been employed for the complete fiscal quarter.

•401(k) Plan. All employees of the Company are eligible to participate in the Company’s 401(k) Plan at the beginning of the fiscal quarter after they have completed one full fiscal quarter of service. Employees are able to defer a dollar amount up to the federal yearly maximum. In 2024, the Company matched the employee dollar deferral with a $0.25 per dollar match. In 2025, the Company plans to match the employee dollar deferral with a $0.25 per dollar match. Such matches are completely at the discretion of the Company. The funds that are deferred and matched are immediately 100% vested to the employee’s 401(k) account. The employees allocate their funds to a group of twenty-three funds, or they may self-direct their funds to a qualified 401(k) of their choice.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information on outstanding option awards issued under the 2012 Koss Corporation Omnibus Incentive Plan (the “Prior Plan”) and held by the Named Executive Officers as of June 30, 2024, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. The Prior Plan expired on July 25, 2022 and, as such, there were no equity awards granted in fiscal year 2024 or 2023 under the Prior Plan. As further discussed below, concurrent with the termination of the Prior Plan, the Koss Corporation 2023 Equity Incentive Plan (the “2023 Plan”) was approved at the 2023 Annual Meeting of the Stockholders. No awards have yet been granted under this 2023 Plan.

	Number		Number
	of Securities		of Securities
	Underlying		Underlying
	Unexercised		Unexercised		Option
	Options		Options		Exercise	Option
	(#)		(#)		Price	Expiration
Name	Exercisable		Unexercisable		($)	Date
Michael J. Koss	160,000	(1)	—		$2.17	7/24/2024
	120,000	(2)	40,000	(2)	$1.90	7/22/2025

John C. Koss, Jr.	25,000	(1)	—		$2.17	7/24/2024
	50,000	(2)	25,000	(2)	$1.90	7/22/2025

All options for Michael J. Koss and John C. Koss, Jr. vest in equal annual installments over a period of four (4) years with the first 25% vesting one year after the date of grant. The options are exercisable for five (5) years and expire on the date five years from the date of grant.

(1)These options were granted on July 24, 2019.

(2)These options were granted on July 22, 2020.

PAY VERSUS PERFORMANCE

The following table presents information on the compensation paid to our principal executive officer (“PEO”) as set forth in the Summary Compensation Table (“SCT”), the adjusted values of compensation actually paid to our PEO, average compensation paid to our non-PEO named executive officers (“NEOs”) other than the PEO as set forth in the SCT, and the adjusted values of average compensation actually paid to our NEOs other than the PEO, each as calculated in accordance with the SEC rules, as well as certain Company performance measures for the three fiscal years ended (“FYE”) June 30, 2024.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income (Loss)(6)
2024	383,817	424,797	288,134	320,072	20.2	(950,911)
2023	703,567	820,892	280,700	356,514	16.9	8,319,212
2022	416,729	(4,033,021)	233,822	(1,847,967)	31.2	1,268,409

(1)Michael J. Koss (our Chairman of the Board and CEO) was the PEO for both years shown. The amounts reflect the total compensation reported for our PEO in the “Total” column of the Summary Compensation Table for each corresponding year.

(2)The amounts reported represent the compensation actually paid to the PEO, computed in accordance with Item 402(v) of Regulation S-K. In accordance with Item 402(v) of Regulation S-K, below are the adjustments made to the amount reported for our PEO in column (1) above for each year to arrive at compensation actually paid to our PEO during each year shown.

Year	Summary Compensation Table Total for PEO(a)	Reported Summary Compensation Table Value of PEO Equity Awards(b)	Adjusted Value of Equity Awards(c)	Compensation Actually Paid to PEO
2024	383,817	—	40,980	424,797

(a)This column represents the amount of total compensation reported for Mr. Koss in 2024 in the “Total” column of the Summary Compensation Table.

(b)No Option Awards were granted in fiscal year 2024.

(c)This column represents the adjustment to equity awards granted in prior years to arrive at “compensation actually paid” to Mr. Koss for 2024 (“Subject Year”). The adjusted amount is determined by adding (or subtracting, as applicable) the following: (i) the year-end fair value of any equity awards granted in the Subject Year that are outstanding and unvested as of the end of the Subject Year; (ii) the amount of change as of the end of the Subject Year (from the end of the prior fiscal year) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of the Subject Year; (iii) for awards that are granted and vest in the Subject Year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the Subject Year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the Subject Year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the Subject Year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the Subject Year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added or subtracted to determine the adjusted amount are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at Fiscal Year End Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Year	Adjusted Value of Equity Awards
2024	—	20,930	—	20,050	—	—	40,980

(3)These amounts reflect the average total compensation reported for the Company’s named executive officers as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table for each corresponding year. The non-PEO named executive officers are comprised of John C. Koss, Jr. and Kim M. Schulte for 2024 and John C. Koss Jr. and Michael J. Koss Jr. for 2023 and 2022.

(4)The amounts reported represent the average “Compensation Actually Paid” to the non-PEO NEOs as a group, computed in accordance with Item 402(v) of Regulation S-K. In accordance with Item 402(v) of Regulation S-K, below are the adjustments made to the amount reported for such NEOs in column (1) above for each year to arrive at compensation actually earned by or paid to the non-PEO NEOs during each year shown.

Year	Average Summary Compensation Table Total for Non-PEO NEOs(a)	Average Reported Summary Compensation Table Value of Non-PEO NEOs Equity Awards(b)	Average Non-PEO NEO Adjusted Value of Equity Awards(c)	Average Compensation Actually Paid to Non-PEO Named Executive Officers
2024	288,134	—	31,938	320,072

(a)This column represents the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Koss) in the “Total” column of the Summary Compensation Table in 2024.

(b)No Option Awards were granted in fiscal year 2024.

(c)This column represents the adjustment to equity awards granted in prior years to arrive at “compensation actually paid” to each NEO (excluding Mr. Koss) for that year, which is then averaged to determine the average “compensation actually paid” to the NEOs (excluding Mr. Koss) for that year. The adjustment is determined using the same methodology described above in Note 2(c). The amounts added or subtracted to determine the adjusted average amount are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at Fiscal Year End Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Year	Average Adjusted Value of Equity Awards
2024	—	13,081	—	18,857	—	—	31,938

(5)Total Shareholder Return (TSR) assumes that $100 was invested in the Company’s common stock beginning on July 1, 2021. The TSR for fiscal years 2024, 2023 and 2022 represents the value of that same investment as of the end of each fiscal year. The Company did not pay any dividends during the last three fiscal years.

(6)This column represents the amount of net income (loss) reflected in the Company’s audited consolidated financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following charts which show the relationships between compensation actually paid for our PEOs and non-PEO NEOs as compared to total shareholder return and net income (loss) as presented in the Pay versus Performance table.

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EQUITY COMPENSATION PLAN

As discussed above, the Prior Plan expired on July 25, 2022, and as such, no equity awards were granted under such Plan in fiscal year 2024 or 2023. The 2023 Plan was approved at the 2023 Annual Meeting of the Stockholders. No options have yet been granted under the 2023 Plan.

The below table provides information regarding the Prior Plan and the 2023 Plan as of June 30, 2024:

Number of
securities
	Number of		remaining available
	securities	Weighted-	for future
	to be issued	average	issuance under
	upon exercise	exercise price	equity compensation
	of outstanding	of outstanding	plans (excluding)
	options, warrants	options, warrants	securities reflected
	and rights	and rights	in column (a))
Plan Category	(a)		(b)
Equity compensation plans approved by security holders	501,911	$2.05	2,941,308
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	—

(a) Represents shares issuable upon exercise of options issued under the Prior Plan. No options issued or outstanding under the 2023 Plan as of June 30, 2024.

(b)Represents shares available for issuance under the 2023 Plan.

DIRECTOR COMPENSATION

The Company uses cash-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company as members of the Board.

Cash Contributions Paid to Non-employee Board Members

Directors who are not also employees of the Company receive an annual retainer of $17,000, plus $2,500 per director for each Board meeting attended, $1,500 per director for each committee meeting attended, $5,000 per year for the audit committee chair for service on this committee and $2,500 per year for other committee chairs for service for each remaining committee.

2024 DIRECTOR COMPENSATION TABLE

	Fees
	Earned
	or Paid
	in Cash	Total
Name	($)	($)
Thomas L. Doerr	39,500	39,500
Michael J. Koss (1)	—	—
Steven A. Leveen	33,000	33,000
William J. Sweasy	39,500	39,500
Lenore E. Lillie	27,000	27,000

Note: The columns which present “Option Awards” and “All Other Compensation” are not presented as there is no information to report in these columns for the fiscal year ended June 30, 2024.

(1)Michael J. Koss did not receive additional compensation for his service as a member of the Company's Board. Please see “Summary Compensation Table” above for compensation paid to Mr. Koss for his service as employee.

(2)Mr. Leveen and Mr. Sweasy were each granted 10,000 option awards on November 10, 2020, which are fully vested as of June 30, 2024.

AUDIT COMMITTEE REPORT

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three non-employee directors. The members of the Committee are Mr. Doerr, Mr. Leveen and Mr. Sweasy. Each member of the Audit Committee is “independent” as defined in Nasdaq Listing Rule 5605(a)(2). The Audit Committee held four meetings during the fiscal year ended June 30, 2024. The Company appointed Mr. Leveen to the Audit Committee during the fiscal year.

The responsibilities of the Audit Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate. Generally, the Audit Committee reviews and monitors the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors. In fulfilling its responsibilities, the Audit Committee, among other things, monitors the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company; appoints, compensates, retains and oversees the Company’s independent registered public accounting firm, including reviewing the qualifications, performance and independence of the independent registered public accounting firm; reviews and pre-approves all audit, attest and review services and permitted non-audit services; oversees the audit work performed by the Company’s internal accounting staff; and oversees the Company’s compliance with legal and regulatory requirements.  The Audit Committee meets, at a minimum, four times a year with the Company’s independent registered public accounting firm to discuss the results of their procedures, their understanding of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Specifically, the Audit Committee has:

(i)    reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2024, with the Company’s management;

(ii)   discussed with WIPFLI LLP (“WIPFLI”), the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees;

(iii)  received the written disclosures and the letter from WIPFLI as required by the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed such matters with representatives of WIPFLI;

(iv)  based on the discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, for filing with the SEC; and

(v)   concluded that WIPFLI’s provision of audit and non–audit services to the Company is compatible with their independence.

AUDIT COMMITTEE
Thomas L. Doerr
Steven A. Leveen
William J. Sweasy

Related Party Transactions

Building Lease.  The Company leases its facility in Milwaukee, Wisconsin from Koss Holdings, LLC, which is controlled by five equal ownership interests in trusts held by the five beneficiaries of the former Chairman’s revocable trust and includes current stockholders of the Company. On May 24, 2022, the lease was renewed extending the expiration to June 30, 2028 (the “Extended Term”), with a second extension (“Second Extended Term”) to June 30, 2033. The lease extension maintains the rent at a fixed rate of $380,000 per year for the Extended Term with an increase to $397,000 per year for the Seconded Extended Term. The lease is being accounted for as an operating lease. The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership.

Stock Repurchases. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time if the Company believes that its stock is undervalued and that such repurchases would enhance the value to stockholders. The Company did not repurchase any shares during the fiscal year ending June 30, 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of our equity securities on Form 4 or Form 5. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). Based solely upon a review of such forms filed by the Company on their behalf, in addition to written representations by certain of our directors and executive officers that the required forms were filed, we believe all directors, executive officers and 10% shareholders have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act during our fiscal 2024.

Householding of Annual Meeting Materials

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

PROPOSAL 2. ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers as set forth in this Proxy Statement.

We have designed our executive compensation program to attract and retain highly qualified, superior leaders, reward performance, and align our executives' interests with the long-term interests of our stockholders. Highlights of our program include the following:

•Pay for Performance. Our incentive program is designed to emphasize a pay-for-performance relationship. A portion of our senior executives' compensation is tied to Company and individual performance. The main components of our executive compensation program are base salary and incentive awards, including both cash-based and equity-based awards. We do not provide guaranteed bonuses or stock options.

•Alignment with Stockholder Interests. We promote the alignment of our executives' interests with stockholder interests by focusing on key measures of long-term value creation.

•Responsible Pay Practices. Our executive compensation packages do not provide tax gross ups for our executives. In addition, we have adopted policies covering our executives that require compensation clawbacks in certain circumstances.

We believe that our executive compensation program plays a key role in our long-term success. As required by Section 14A of the Securities and Exchange Act of 1934, we request your vote supporting the following non-binding resolution:

RESOLVED: That the stockholders approve, in a non-binding vote, the compensation of the company’s Named Executive Officers as set forth in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADVISORY RESOLUTION

ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of WIPFLI, LLP (“WIPFLI”) has acted as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2024. WIPFLI has served the Company as its independent registered public accounting firm since March 4, 2019. Representatives of WIPFLI are expected to be present at the Meeting, available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Although this appointment of WIPFLI as the independent registered public accounting firm is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment. If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter) is not received, the Audit Committee of the Board will reconsider the appointment. Even if the selection of WIPFLI is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees and Services

The following table represents fees for professional services rendered to the Company by WIPFLI for the fiscal years ended June 30, 2024 and 2023, respectively:

	Fiscal Year Ended
	June 30, 2024	June 30, 2023
Audit Fees (1)	$173,398	$165,463
Audit-Related Fees	—	—
Tax Fees (2)	38,813	35,833
All Other Fees	—	—
Total	$212,211	$201,296

(1)

Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)	Tax fees relate to professional services for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee requires the pre-approval of all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. Under the policy, the Audit Committee is to specifically pre-approve before the filing of the Form 10-K Annual Report for the previous fiscal year any recurring audit and audit-related services to be provided during the following fiscal year. The Audit Committee also may generally pre-approve, up to a specified maximum amount, any non-recurring audit and audit-related services for the following fiscal year. All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring, and reported to the Audit Committee at its next scheduled meeting. Permissible non-audit services are to be pre-approved on a case-by-case basis. The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting. The Company’s independent registered public accounting firm and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is required to disclose the approval by the Audit Committee of non-audit services performed by the Company’s independent registered public accounting firm. Non-audit services are services other than those provided in connection with an audit or review of the financial statements. During the period covered by this filing, the Audit Committee approved all fees, and the services rendered in connection with these fees, as reported in the table shown above.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” RATIFICATION OF

WIPFLI, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JUNE 30, 2025.

TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting. If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

There are no stockholder proposals on the agenda for the Meeting. In order to be eligible for inclusion in the Company’s proxy materials for its 2025 annual meeting, a stockholder proposal must be received by the Company no later than May 2, 2025, and must otherwise comply with the applicable rules of the SEC. To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

0
By Order of the Board of Directors

/s/ Kim M. Schulte

Kim M. Schulte, Secretary

Milwaukee, Wisconsin
August 30, 2024

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Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 15, 2024 for shares held directly and by 11:59 p.m. Eastern Time on October 11, 2024 for shares held in the Koss Employee Stock Ownership Plan. Have your proxy card in hand when you call and then follow the instructions.

V55930-P17641 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

KOSS CORPORATION

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	☐	☐	☐

____

Nominees:

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O KOSS CORPORATION P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 17, 2023 for shares held directly and by 11:59 p.m. Eastern Time on October 13, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KOSS2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 17, 2023 for shares held directly and by 11:59 p.m. Eastern Time on October 13, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY KOSS CORPORATION The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. ELECTION OF DIRECTORS Nominees: 01) Thomas L. Doerr 02) Michael J. Koss 03) Steven A. Leveen 04) Lenore E. Lillie 05) William J. Sweasy The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: 2. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS. 3. PROPOSAL TO RATIFY THE APPOINTMENT OF WIPFLI LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement,10-K,

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 15, 2024 for shares held directly and by 11:59 p.m. Eastern Time on October 11, 2024 for shares held in the Koss Employee Stock Ownership Plan. Have your proxy card in hand when you call and then follow the instructions.

V55932-P17641 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

KOSS CORPORATION

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	☐	☐	☐

____

Nominees:

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K, Shareholder Letter are available at www.proxyvote.com. V22133-P98165 KOSS CORPORATION Annual Meeting of Stockholders OCTOBER 16, 2024 This proxy is solicited by the Board of Directors KESOT Plan The undersigned hereby appoints Michael J. Koss and Thomas L. Doerr, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 16, 2024 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting. Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees listed for director, FOR approval of the advisory resolution on executive compensation, FOR Proposal 3 to ratify the appointment of WIPFLI LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024, and FOR approval of the Koss Corporation 2023 Equity Incentive Plan. If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the proxies appointed. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. Continued and to be signed on reverse side